Exhibit 10.17

DATED THIS 25TH DAY OF January, 2008
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BETWEEN

PLANT BIOFUELS CORPORATION SDN BHD
(Company No. 625499-X)
(Contract Awarder)

AND

OIL-LINE ENGINEERING & ASSOCIATES SDN BHD
(Company No. 193811-U)
(Contractor)

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SECOND SUPPLEMENTARY AGREEMENT
[to the contract agreement dated 18th January 2007 and
supplemental agreement dated 13th February 2007]

[In relation to the construction and development of one (1) 100,000 metric tones per year biodiesel plant at Lot No. 122A, Gebeng Industrial Area,
Mukim Sungei Karang, Daerah Kuantan, Pahang Darul Makmur]

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Second Supp Agmt/PlantBiofuel/OLEA/2008

THIS SUPPLEMENTAL AGREEMENT is made this       day of  , 2008

BETWEEN

PLANT BIOFUELS CORPORATION SDN BHD [Company No. 625499-X] a company incorporated in Malaysia under the Companies Act, 1965 and having its business address at Lot 217, 1st Floor, FAS  Avenue,  No.1,  Jalan  Perbandaran  Kelana  Jaya, 47301 Petaling Jaya, Selangor Darul Ehsan (“Contract Awarder”) of the one part;

AND

OIL-LINE ENGINEERING & ASSOCIATES SDN BHD (Company No. 193811-U) a company incorporated in Malaysia under the Companies Act 1965 and having its business address at No.2-2, Jalan SS6/6, Kelana Jaya, 47301 Petaling Jaya, Selangor Darul Ehsan (“the Contractor”) of the other part.

WHEREAS:-

(1)	The Project

The Contract Awarder has engaged the Contractor to construct and develop one (1) 100,000 metric tones per year biodiesel plant at Lot No. 122A Gebeng Industrial Area, Mukim Sungai Karang, Daerah Kuantan, Pahang Darul Makmur [“the Project”].

(2)	The Contract Agreement

By an agreement dated the 18th day of January, 2007 made between the Contract Awarder and the Contractor [“Contract Agreement” as amended by supplemental agreement dated 13th February 2007], the Contract Awarder had agreed to grant and the Contractor had agreed to accept a contract to undertake the Project upon the terms and conditions therein provided.

[3]	Additional Work

At the request of the Contract Awarder and pursuant to several concluded technical discussions between the Contract Awarder and the Contractor, the Contractor has agreed to undertake the construction of a tank farm consist of biodiesel, crude palm oil, glycerine and chemical tanks; and its associated pipings within the tank and to the process plant as indicated in the equipment schedule, drawing no: JMS0606/PBSB/G/LP-001 [“the Additional Work”].

NOW THIS ADDITIONAL WORK AGREEMENT WITNESSETH as follows:-

[1]	ADDITIONAL CONTRACT PRICE

The contract value of the Additional Work has been determined to be Ringgit Malaysia Twenty Million only [RM20,000,000.00].

[2]	COMMENCEMENT DATE & COMPLETION DATE

The date on which the Contractor shall commence the Additional Work shall be 28th Jan 2008 and shall complete the Additional Work within a six [6] months period with effect from the hereof.

[3]	CONTRACT AGREEMENT TO REMAIN IN EFFECT

Subject to the amendments and variations set out herein, the terms and conditions of the Contract Agreement (as amended by supplemental agreement dated 13th February 2007) shall remain in full force and effect and this Supplemental Agreement shall as from the date hereof be taken, read and construed as an essential and integral part of the Contract Agreement ( as amended by supplemental agreement dated 13th February 2007). Unless expressly defined herein or unless the context otherwise requires, words and expressions used in this Supplemental Agreement shall have the same meanings as defined in the Contract Agreement (as amended by supplemental agreement dated 13th February 2007).

(THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF the parties hereunto have hereunto dully set their hands the day and year first above written.

Signed by	)
DATO’ AHMAD FAIZAL BIN	)
DATO’ JAAFAR	)
For and on behalf of	)
PLANT BIOFUELS	)
CORPORATION SDN. BHD.	)
(Company No. 625499-X))
in the presence of:-)

Signed by	)
NG HUAT CHAI	)
For and on behalf of OIL-LINE	)
ENGINEERING& ASSOCIATES	)
SDN BHD	)
(Company No. 193811-U))
in the presence of:-)

LOT 122A
(4.45 Ha)
122
16.75 Ha
PELAN TAPAK
BCP

EQUIPMENT SCHEDULE